Exhibit 10.1
AMENDMENT NO. 2
TO
CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of December 16, 2014 (this “Agreement”), among PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Company”), TO-RICOS, LTD., a Bermuda company, TO-RICOS DISTRIBUTION, LTD., a Bermuda company (collectively, the “Borrowers”), the various Subsidiaries (such capitalized term and all other capitalized terms not defined herein shall have the meanings provided for in Article I) of the Company parties hereto, the various financial institutions parties hereto (collectively, the “Lenders”), and COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of August 7, 2013, as amended prior to the date hereof (the “Existing Credit Agreement”), and the other Loan Documents;
WHEREAS, the Borrowers have requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and
WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;
NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
“Amended Credit Agreement” means the Existing Credit Agreement as amended by this Agreement as of the Effective Date.
“Borrowers” is defined in the preamble.
“Company” is defined in the preamble.
“Effective Date” is defined in Section 5.1.
“Existing Credit Agreement” is defined in the first recital.

“Lenders” is defined in the preamble.
SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.
ARTICLE II
AMENDMENTS
Effective on (and subject to the occurrence of) the Effective Date:
SECTION 2.1. Section 2.01(b) of the Existing Credit Agreement is amended by changing reference therein from “December 28, 2014” to “April 15, 2015”.
SECTION 2.2 Section 2.09(a)(iii)(A) of the Existing Credit Agreement is amended by changing reference therein from “December 28, 2014” to “April 15, 2015”.
SECTION 2.3. The first sentence of Section 2.11(b) of the Existing Credit Agreement is amended and restated in its entirety as follows:
“Beginning on July 15, 2015 and continuing on the 15th day of each October, January, April and July thereafter, the Borrowers shall repay 1.875% of the aggregate outstanding principal amount of the Delayed Draw Term Loans that are outstanding on April 15, 2015.”
ARTICLE III
REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to make the amendments provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to the Administrative Agent and the Lenders in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all the Collateral thereto in favor of the Administrative Agent (for the benefit of the Lender Parties) continues unimpaired and in full force and effect, and (y) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations.
ARTICLE IV
ACKNOWLEDGMENT OF SUBSIDIARIES
By executing this Agreement, each Subsidiary of the Company that is a party hereto hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Existing Credit Agreement after giving effect to this

Agreement. Without limiting the foregoing, each such Subsidiary waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Subsidiary’s Obligations.
ARTICLE V
CONDITIONS TO EFFECTIVENESS; EXPIRATIONS
SECTION 5.1. Effective Date. This Agreement shall become effective (the “Effective Date”) when the conditions set forth in this Section have been satisfied.
SECTION 5.1.1 Execution of Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, each of the Subsidiaries of the Company parties to the Existing Credit Agreement and each Lender and Voting Participant with a Delayed Draw Term Loan Commitment as of the Effective Date.
SECTION 5.1.2 Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article III as of the Effective Date shall be true and correct.
SECTION 5.2. Expiration. If the Effective Date has not occurred on or prior to 10:00 a.m. (New York, New York time) on December 26, 2014, the agreements of the parties contained in this Agreement shall terminate immediately on such date and without further action.
ARTICLE VI
MISCELLANEOUS
SECTION 6.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.
SECTION 6.2 Loan Document Pursuant to Amended Credit Agreement. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.
SECTION 6.3. Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.
SECTION 6.4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
SECTION 6.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 6.6. Further Assurances. The Borrowers shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

SECTION 6.7. Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable and documented out-of-pocket fees, charges and disbursements of legal counsel for the Administrative Agent, that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.
SECTION 6.8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
SECTION 6.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 6.10. Entire Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
BORROWERS:

PILGRIM’S PRIDE CORPORATION

By:	/s/ Kiersten Sommers
Name:	Kiersten Sommers
Title:	Secretary
TO-RICOS, LTD.

By:	/s/ Kiersten Sommers
Name:	Kiersten Sommers
Title:	Secretary
TO-RICOS DISTRIBUTION, LTD.

By:	/s/ Kiersten Sommers
Name:	Kiersten Sommers
Title:	Secretary
OTHER LOAN PARTIES:

PILGRIM’S PRIDE CORPORATION OF WEST VIRGINIA, INC.

By:	/s/ Kiersten Sommers
Name:	Kiersten Sommers
Title:	Secretary
ADMINISTRATIVE AGENT:
COBANK, ACB,
as Administrative Agent

By:	/s/ Zachary Carpenter
Name:	Zachary Carpenter
Title:	Vice President
LENDERS:
COBANK, ACB,
as Lender and as Swingline Lender

By:	/s/ Zachary Carpenter
Name:	Zachary Carpenter
Title:	Vice President
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as Lender

By:	/s/ Steve Gilbert
Name:	Steve Gilbert
Title:	Executive Director

By:	/s/ Michalene Donegan
Name:	Michalene Donegan
Title:	Executive Director
BANK OF MONTREAL,
as Lender

By:	/s/ Philip Langheim
Name:	Philip Langheim
Title:	Managing Director

ING CAPITAL LLC, as Lender

By:	/s/ Dan Lamprecht
Name:	Dan Lamprecht
Title:	Managing Director

By:	/s/ W. Leroy Startz
Name:	Leroy Startz
Title:	Director
BANK OF AMERICA, N.A. , as Lender

By:	/s/ Natalie Woods
Name:	Natalie Woods
Title:	SVP
THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Rafael Tobon
Name:	Rafael Tobon
Title:	Director
SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Cliff A. Niebling
Name:	Cliff A. Niebling
Title:	Managing Director

By:	/s/ Lina A. Garcia
Name:	Lina A. Garcia
Title:	Director
U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Harry J. Brown
Name:	Harry J. Brown
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jeffry S. Millican
Name:	Jeffry S. Millican
Title:	Vice President
JPMORGAN CHASE BANK, N.A. , as Lender

By:	/s/ Odette Smalley
Name:	Odette Smalley
Title:	Vice President
FIFTH THIRD BANK, as Lender

By:	/s/ Amalia Deasy
Name:	Amalia Deasy
Title:	Officer
BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Bradford F. Scott
Name:	Bradford F. Scott
Title:	Senior Vice President
1st FARM CREDIT SERVICES, FLCA, as Voting Participant

By:	/s/ Lee Fuchs
Name:	Lee Fuchs
Title:	Vice President, Capital Markets Group
AgFirst Farm Credit Bank, as Voting Participant

By:	/s/ Matt Jeffords
Name:	Matt Jeffords
Title:	Vice President

American AgCredit, FLCA, as Voting Participant

By:	/s/ Bradley K. Leafgren
Name:	Bradley K. Leafgren
Title:	Vice President
Badgerland Financial, FLCA, as Voting Participant

By:	/s/ Kenneth H. Rue
Name:	Kenneth H. Rue
Title:	VP, Capital Markets
Farm Credit West, FLCA, as Voting Participant

By:	/s/ Robert Stornetta
Name:	Robert Stornetta
Title:	Vice President
Farm Credit Mid-America, FLCA, as Voting Participant

By:	/s/ Tabatha Hamilton
Name:	Tabatha Hamilton
Title:	Assistant Vice President Capital Markets
FARM CREDIT BANK OF TEXAS, as Voting Participant

By:	/s/ Alan Robinson
Name:	Alan Robinson
Title:	Vice President
Farm Credit Services of America, FLCA, as Voting Participant

By:	/s/ Ben Fogle
Name:	Ben Fogle
Title:	Vice President

Frontier Farm Credit, as Voting Participant

By:	/s/ Tamara L. Birkbeck
Name:	Tamara L. Birkbeck
Title:	Vice President
GreenStone Farm Credit Services, ACA/FLCA, as Voting Participant

By:	/s/ Alfred S. Compton, Jr.
Name:	Alfred S. Compton, Jr.
Title:	SVP/Managing Director
NORTHWEST FARM CREDIT SERVICES, FLCA, as Voting Participant

By:	/s/ Carol L. Sobson
Name:	Carol L. Sobson
Title:	Vice President